STEIN ROE FOCUS FUND


                       SEMIANNUAL REPORT o MARCH 31, 2002





[logo: STEIN ROE MUTUAL FUNDS]

CONTENTS


From the President                                            1

Performance Summary                                           3

Portfolio Manager's Report                                    4

Investment Portfolio                                          8

Financial Statements                                          11

Notes to Financial Statements                                 14

Financial Highlights                                          20

Transfer Agent                                                25


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT


[PHOTO OF Keith T. Banks]

Dear Shareholder:

     We are happy to report that prospects for the economy and the stock market brightened significantly over the six-month reporting period that ended on March 31, 2002. Although economists determined during that time that a recession had been underway since the first quarter of 2001, signs emerged during the six-month period that the downturn was nearing an end.

     Corporate earnings were bolstered over the period by exceptional strength in consumer spending, which helped the US gross domestic product increase at an annual rate of 1.7% in the fourth quarter of 2001. This was the strongest gain in a year and a sharp improvement over the 1.3% decline for the third quarter.

     The outlook was further strengthened by cuts in the closely watched federal funds rate that totaled 1.25 percentage points during the fourth quarter of 2001 and 4.75 percentage points for 2001 as a whole. Lower taxes, a tax rebate, and falling energy prices also improved the prospect for earnings.

     In this environment, prices for large-cap stocks, as represented by the Standard & Poor's 500 Index, posted a total return of 10.99% for the six months ended March 31, 2002. Stocks of small- and mid-sized firms - as represented in the Standard & Poor's SmallCap 600 Index and the Standard & Poor's MidCap 400 Index, respectively - earned total returns of 29.11% and 25.90% over the same time.

     By the end of the reporting period, the Standard & Poor's 500 Index had earned a total return of 6% since September 10 - the day before the terrorist attacks. The sharp rebound in stock prices underscored the short-term nature of this market downturn and the importance of sticking with a long-term investment strategy. Investors who sat on the sidelines during the last six months missed out on the market's recovery.

     During the reporting period, portfolio manager Dave Brady continued to emphasize stocks of what he believes, high-quality companies with above-average earnings potential. In the commentary that follows, he explains how he adjusted the fund's holdings to make the most of the improving economic outlook. Should you have questions about this report or any of the Stein Roe funds, please contact a shareholder services representative at 800-338-2550, or visit us online at steinroe.com.

     Sincerely,

     /S/ Keith T. Banks

     Keith T. Banks
     President
     Stein Roe Mutual Funds


Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.

PERFORMANCE SUMMARY


Average annual total return (%)
Period ended March 31, 2002

                                       6-month
                                    (cumulative)   1-year        Life+
--------------------------------------------------------------------------------
Stein Roe Focus Fund* (Class S)          7.68      -18.04        -0.42
--------------------------------------------------------------------------------
S&P 500 Index                           10.99        0.24         1.62
--------------------------------------------------------------------------------
Morningstar Large Blend Category        10.58       -1.60         0.92
--------------------------------------------------------------------------------

* The fund commenced operations on 6/26/98.

+ Benchmark and Morningstar category performance for life of fund is from 6/30/98.

INVESTMENT COMPARISONS

Value of a $10,000 investment, June 26, 1998 to March 31, 2002

[LINE CHART DATA]:


                  Stein Roe Focus    S&P 500         Morningstar Large
                  Fund,Class          Index           Blend Category

6/26/98          $10,000.0         $10,000.0        $10,000.0
                  10,020.0          10,000.0         10,000.0
                   9,790.0           9,894.0          9,837.0
                   8,210.0           8,464.0          8,409.0
                   8,729.0           9,007.0          8,867.0
                   9,109.0           9,738.0          9,510.0
                   9,808.0          10,328.0         10,051.0
1998              10,328.0          10,923.0         10,678.0
                  10,809.0          11,380.0         11,033.0
                  10,588.0          11,026.0         10,682.0
                  11,578.0          11,467.0         11,073.0
                  11,758.0          11,911.0         11,450.0
                  11,707.0          11,630.0         11,211.0
                  12,367.0          12,273.0         11,817.0
                  12,078.0          11,891.0         11,499.0
                  11,627.0          11,832.0         11,372.0
                  11,777.0          11,507.0         11,114.0
                  12,487.0          12,236.0         11,742.0
                  13,147.0          12,484.0         12,045.0
1999              14,251.0          13,218.0         12,848.0
                  13,695.0          12,555.0         12,322.0
                  13,779.0          12,318.0         12,403.0
                  14,681.0          13,522.0         13,388.0
                  13,895.0          13,115.0         12,958.0
                  13,118.0          12,846.0         12,632.0
                  14,398.0          13,162.0         13,015.0
                  14,597.0          12,957.0         12,823.0
                  16,969.0          13,762.0         13,670.0
                  16,214.0          13,035.0         13,016.0
                  15,679.0          12,980.0         12,867.0
                  13,181.0          11,957.0         11,814.0
2000              13,605.0          12,016.0         11,996.0
                  14,150.0          12,443.0         12,312.0
                  12,746.0          11,309.0         11,230.0
                  12,008.0          10,593.0         10,492.0
                  13,170.0          11,415.0         11,297.0
                  12,746.0          11,492.0         11,341.0
                  12,238.0          11,212.0         11,045.0
                  11,282.0          11,103.0         10,859.0
                  10,399.0          10,409.0         10,216.0
                   9,139.0           9,569.0          9,359.0
                   9,248.0           9,751.0          9,573.0
                  10,083.0          10,499.0         10,268.0
2001               9,998.0          10,592.0         10,378.0
                   9,769.0          10,437.0         10,185.0
                   9,357.0          10,236.0          9,968.0
3/31/02            9,842.0          10,621.0         10,349.0




PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on June 26, 1998 (June 30, 1998 for the index and the Morningstar category), and reinvestment of income and capital gains distributions. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Source: Liberty Funds Distributor, Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

PORTFOLIO MANAGER'S REPORT


                                 Fund Commentary

COMMENTARY FROM DAVID P. BRADY,
PORTFOLIO MANAGER OF
STEIN ROE FOCUS FUND


     As economic and market conditions improved over the past six months, Stein Roe Focus Fund benefited from our emphasis on high-quality investments that we felt could outperform in an economic recovery. However, the fund's emphasis on a limited number of holdings makes it more vulnerable to price volatility than portfolios with greater diversification. During times of market strength, this focused approach has the potential to provide attractive returns. But, as was the case in the six-month reporting period, the poor performance by several individual holdings can have the opposite effect on fund returns. For the six months ended March 31, 2002, Stein Roe Focus Fund had a total return of 7.68%, versus a return of 10.99% for the Standard & Poor's 500 Index.


--------------------------------------------------------------------------------
[text inset]:

Investment Objective and Strategy:

Stein Roe Focus Fund seeks long-term growth by investing primarily in a limited number of large-capitalization companies that the manager believes have above-average growth potential.

Fund Inception:

June 26, 1998

Net Assets:

$39.6 million
--------------------------------------------------------------------------------


HELP FROM HEALTH CARE AND TECHNOLOGY STOCKS

     We had positioned the fund for a recovery before the reporting period began. As signs of a recovery mounted during the period, the fund gained from an overweighted position in the strongly performing health care sector. Individual health care holdings, such as Wyeth (formerly American Home Products) and Baxter International outpaced the sector as a whole.1 Strong absolute and relative returns from technology stocks like Network Appliance, Rational Software, and Microsoft also helped the fund's performance - along with a superior return from the entertainment firm Viacom.

     These positives helped offset disappointing returns in the utilities sector, which resulted largely from the bankruptcy of Enron Corporation. Although we eliminated our holding in Enron early in the reporting period, the poor performance of the stock while it was in the portfolio hurt fund returns for the six months as a whole. In addition, investor concerns about how the Enron collapse would affect other utility shares hurt the performance of the fund's holding in Calpine Corp. Confident that Calpine will perform well over time, we have kept shares of this electric utility in the portfolio.


--------------------------------------------------------------------------------
[text inset]:

Top 10 Equity Holdings
(% of net assets)

Wyeth                     6.6
Safeway                   6.2
Microsoft                 6.1
Comcast                   6.0
SouthTrust                6.0
Viacom                    5.5
Household International   5.0
Baxter International      4.5
Alcoa                     4.3
Fiserv                    4.1
--------------------------------------------------------------------------------


ADDITIONS TIED TO ECONOMIC REBOUND

     We continued to add stocks that we believed would benefit from a recovery. Two examples are Southwest Airlines and GlobalSanteFe.
     Beaten down by a decline in air travel following the terrorist attacks of September 11, shares of Southwest Airlines should enjoy added benefit as the economy rebounds and air travel increases. With its low fares and broad range of short, non-stop flights, we expect the company to continue drawing market share from other airlines. We are also impressed by the quality of Southwest's management and the large amount of cash the company can tap for future growth.


--------------------------------------------------------------------------------
[text inset]:

Equity Portfolio Highlights as of 3/31/02

                                          S&P 500
                          Portfolio        Index

Number of Holdings           25             500

Dollar Weighted
   Median Market
   Capitalization ($mil)    27,287        55,512
--------------------------------------------------------------------------------

Portfolio Asset Allocation
as of 3/31/02
(% of net assets)


[PIE CHART DATA]:

Cash Equivalents & Other    3.2
Equities                   96.8


     We were attracted to GlobalSanteFe, an oil field services firm, because we believe that the demand for drilling rigs should increase as global economic growth improves. The company is the result of a merger between Sante Fe International, which had a strong history of sales and earnings growth, and Global Marine. We also feel that GlobalSanteFe has solid management and a good mix of assets - in both its domestic and international operations.
     In addition to Baxter International, other purchases during the period included Fiserv, which provides information-management technology for financial firms, and Maxim Integrated Products, a semiconductor firm. We also replaced the fund's positions in Apple Computer and EMC Corp. with shares of Dell Computer - a company that we believe has greater long-term growth potential. Besides the sale of Enron and Duke Energy, an electric utility, we sold financial shares such as MBNA Corp. We believe the economic recovery suggests that interest rates may soon start to rise, which typically curbs the earnings of financial firms.

NEW OPPORTUNITIES AS
RECOVERY PROGRESSES

     At the end of the reporting period, the fund was underweighted in financial shares versus the S&P 500 Index and overweighted in shares of consumer discretionary, information technology, and health care firms. In months to come, we expect to continue emphasizing stocks that we believe can make the most of a recovery. We plan to give added attention to sectors whose earnings are most likely to benefit from the middle stages of a rebound, such as consumer cyclicals and industrials. As always, we will seek high-quality companies whose share prices are attractive versus their long-term growth potential.

  MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are disclosed as of March 31, 2002 and are subject to change. The S&P 500 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.

  An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. As a non-diversified mutual fund, the fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the fund may have an increased risk of loss compared to a similar diversified mutual fund.

1 Stein Roe Focus Fund holdings named in this report comprise the following percentages of fund net assets as of March 31, 2002: Wyeth (6.6%), Baxter International (4.5%), Network Appliance (2.8%), Rational Software (3.6%), Microsoft (6.1%), Viacom (5.5%), Calpine Corp. (1.9%), Southwest Airlines (2.2%), GlobalSanteFe (3.7%), Fiserv (4.1%), Maxim Integrated Products (2.1%) and Dell Computer (2.6%). Since the fund is actively managed there can be no guarantee that the fund will continue to maintain the same portfolio holdings in the future.



  Economic Sector Breakdown as of 3/31/02

    Equity Portfolio
    (% of net assets)

[BAR CHART DATA]:

Information technology              20.4
Health care                         17.8
Consumer discretionary              17.4
Financials                          15.0
Industrials                          6.3


  Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

INVESTMENT PORTFOLIO


Investment Portfolio
--------------------
March 31, 2002 (Unaudited)

Common Stocks - 96.8%                                Shares          Value

CONSUMER DISCRETIONARY - 17.4%
   Media - 17.4%
   Broadcasting & Cable - 9.2%
   Comcast Corp., Special Class A (a).......         75,000    $ 2,385,000
   EchoStar Communications Corp., Class A (a)        45,000      1,274,400
                                                              -------------
                                                                 3,659,400
                                                              -------------
   Movies & Entertainment - 8.2%
   AOL Time Warner, Inc. (a)................         45,000      1,064,250
   Viacom, Inc., Class B (a)................         45,100      2,181,487
                                                              -------------
                                                                 3,245,737
                                                              -------------

CONSUMER STAPLES - 6.3%
   Food & Drug Retailing - 6.3%
   Food Retail - 6.3%
   Safeway, Inc. (a)........................         55,000      2,476,100
                                                              -------------

ENERGY - 3.7%
   Oil & Gas Drilling - 3.7%
   GlobalSantaFe Corp.......................         45,000      1,471,500
                                                              -------------

FINANCIALS - 15.0%
   Banks - 6.0%
   SouthTrust Corp..........................         90,000      2,376,000
                                                              -------------

   Diversified Financials - 9.0%
   Consumer Finance - 5.0%
   Household International, Inc.............         35,000      1,988,000
                                                              -------------

   Diversified Financial Services - 4.0%
   Fannie Mae...............................         20,000      1,597,600
                                                              -------------

HEALTH CARE - 17.8%
   Health Care Equipment & Services - 7.4%
   Health Care Equipment - 7.4%
   Baxter International, Inc................         30,000      1,785,600
   Medtronic, Inc...........................         25,000      1,130,250
                                                              -------------
                                                                 2,915,850
                                                              -------------
   Pharmaceuticals & Biotechnology - 10.4%
   Biotechnology - 3.8%
   Genentech, Inc. (a)......................         30,000      1,513,500
                                                              -------------

   Pharmaceuticals - 6.6%
   Wyeth....................................         40,000      2,626,000
                                                              -------------



See notes to investment portfolio.

                                                     Shares          Value

INDUSTRIALS - 6.3%
   Commercial Services & Supplies - 4.1%
   Data Processing Services - 4.1%
   Fiserv, Inc. (a).........................         35,000    $ 1,609,650
                                                              -------------

   Transportation - 2.2%
   Airlines - 2.2%
   Southwest Airlines Co....................         45,000        870,750
                                                              -------------

INFORMATION TECHNOLOGY - 20.4%
   Software & Services - 11.3%
   Applications Software - 5.2%
   BEA Systems, Inc. (a)....................         45,000        616,950
   Rational Software Corp. (a)..............         90,000      1,424,700
                                                              -------------
                                                                 2,041,650
                                                              -------------
   Systems Software - 6.1%
   Microsoft Corp.  (a).....................         40,000      2,412,400
                                                              -------------

   Technology Hardware & Equipment - 9.1%
   Computer Hardware - 2.6%
   Dell Computer Corp. (a)..................         40,000      1,044,400
                                                              -------------

   Computer Storage & Peripherals - 2.8%
   Network Appliance, Inc. (a)..............         55,000      1,120,900
                                                              -------------

   Semiconductors - 3.7%
   Maxim Integrated Products, Inc. (a)......         15,000        835,650
   Transmeta Corp. (a)......................        167,000        647,960
                                                              -------------
                                                                 1,483,610
                                                              -------------
MATERIALS - 4.3%
   Metals & Mining - 4.3%
   Aluminum - 4.3%
   Alcoa, Inc...............................         45,000      1,698,300
                                                              -------------

UTILITIES - 5.6%
   Electric Utilities - 1.9%
   Calpine Corp. (a)........................         60,000        762,000
                                                              -------------

   Gas Utilities - 3.7%
   Kinder Morgan, Inc.......................         30,000      1,452,900
                                                              -------------

TOTAL COMMON STOCKS
   (cost of $41,992,783)....................                    38,366,247
                                                              -------------



See notes to investment portfolio.

Short-Term Obligation - 3.3%                            Par          Value

COMMERCIAL PAPER - 3.3%
   UBS Financial,
     1.850% 04/01/02 (b)
     (cost of $1,305,000)...................    $ 1,305,000    $ 1,305,000
                                                              -------------

TOTAL INVESTMENTS - 100.1%
     (cost of $43,297,783) (c)..............                    39,671,247
                                                              -------------

Other Assets & Liabilities, Net - (0.1%)....                       (39,175)
                                                              -------------

Net Assets - 100.0%.........................                   $39,632,072
                                                              =============


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rate represents yield at time of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.


See notes to financial statements.

FINANCIAL STATEMENTS


Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

Assets:
Investments, at cost.......................................  $43,297,783
                                                            ------------
Investments, at value......................................  $39,671,247
Cash.......................................................          404
Receivable for:
   Fund shares sold........................................          997
   Dividends...............................................       24,462
Deferred Trustees' compensation plan.......................          488
                                                            ------------
   Total Assets............................................   39,697,598
                                                            ------------

Liabilities:
Payable for:
   Fund shares repurchased.................................       12,952
   Management fee..........................................       25,236
   Administration fee......................................        5,047
   Transfer agent fee......................................        4,297
   Bookkeeping fee.........................................        2,470
   Trustees' fee...........................................        1,040
Deferred Trustees' fee.....................................          488
Other liabilities..........................................       13,996
                                                            ------------
   Total Liabilities.......................................       65,526
                                                            ------------
Net Assets.................................................  $39,632,072
                                                            ============
Composition of Net Assets:
Paid-in capital............................................  $52,998,664
Accumulated net investment loss............................     (173,866)
Accumulated net realized loss..............................   (9,566,190)
Net unrealized depreciation on investments.................   (3,626,536)
                                                            ------------
Net Assets.................................................  $39,632,072
                                                            ============
Class A:
Net assets.................................................  $       689
Shares outstanding.........................................           85
                                                            ------------
Net asset value and redemption price per share.............  $      8.10(a)
                                                            ============
Maximum offering price per share
   ($8.10/0.9425)..........................................  $      8.59(b)
                                                            ============

Class S:
Net assets.................................................  $39,631,383
Shares outstanding.........................................    4,876,685
                                                            ------------
Net asset value, redemption and offering price per share...  $      8.13
                                                            ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

Investment Income:
Dividends..................................................    $ 109,505
Interest...................................................       20,350
                                                            ------------
   Total Investment Income.................................      129,855
                                                            ------------

Expenses:
Management fee.............................................      154,218
Administration fee.........................................       30,844
Distribution fee - Class A.................................           --(a)
Service fee - Class A......................................            1
Bookkeeping fee............................................        5,700
Transfer agent fee.........................................       66,964
Trustees' fee..............................................        3,953
Other expenses.............................................       41,865
                                                            ------------
   Total Expenses..........................................      303,545
Fees waived by Distributor - Class A.......................           --(a)
Custody earnings credit....................................         (318)
                                                            ------------
   Net Expenses............................................      303,227
                                                            ------------
Net Investment Loss........................................     (173,372)
                                                            ------------

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized loss on investments...........................   (4,947,311)
Net change in unrealized appreciation/depreciation
   on investments..........................................    8,178,257
                                                            ------------
Net Gain...................................................    3,230,946
                                                            ------------

Net Increase in Net Assets from Operations.................   $3,057,574
                                                            ------------

(a) Rounds to less than $1.



See notes to financial statements.

Statements of Changes in Net Assets

                                             (UNAUDITED)
                                              SIX MONTHS
                                                   ENDED      YEAR ENDED
                                               MARCH 31,   SEPTEMBER 30,
Increase (Decrease) in Net Assets:                  2002            2001
                                           -------------   -------------
Operations:
Net investment loss.....................     $  (173,372)     $ (365,353)
Net realized loss on investments........      (4,947,311)     (3,462,654)
Net change in unrealized appreciation/
   depreciation on investments..........       8,178,257     (29,711,596)
                                           -------------   -------------
Net Increase (Decrease) from
   Operations...........................       3,057,574     (33,539,603)
                                           -------------   -------------
Distributions Declared to Shareholders:
From net realized capital gains:
      Class A...........................              --            (111)
      Class S...........................              --      (8,005,498)
In excess of net realized capital gains:
      Class A...........................              --             (17)
      Class S...........................              --      (1,194,524)
                                           -------------   -------------
Total Distributions Declared to
   Shareholders.........................              --      (9,200,150)
                                           -------------   -------------
Share Transactions:
Class A:
   Distributions reinvested.............              --             128
                                           -------------   -------------
Class S:
   Subscriptions........................       3,317,015       7,818,707
   Distributions reinvested.............              --       9,016,090
   Redemptions..........................      (6,683,388)    (13,806,365)
                                           -------------   -------------
    Net Increase (Decrease).............      (3,366,373)      3,028,432
                                           -------------   -------------

Net Increase (Decrease) from Share
   Transactions.........................      (3,366,373)      3,028,560
                                           -------------   -------------
Total Decrease in Net Assets............        (308,799)    (39,711,193)

Net Assets:
Beginning of period.....................      39,940,871      79,652,064
                                           -------------   -------------
End of period (including accumulated net
   investment loss of $(173,866) and
   $(494), respectively)................     $39,632,072     $39,940,871
                                           =============   =============
Changes in Shares:
Class A:
   Issued for distributions reinvested..              --              11
                                           -------------   -------------
Class S:
   Subscriptions........................         409,835         667,902
   Issued for distributions reinvested..              --         790,200
   Redemptions..........................        (823,806)     (1,322,354)
                                           -------------   -------------
    Net Increase (Decrease).............        (413,971)        135,748
                                           -------------   -------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


Notes to Financial Statements
-----------------------------
March 31, 2002 (Unaudited)



Note 1. Accounting Policies

ORGANIZATION:

     Stein Roe Focus Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Liberty Focus Fund Class A ("Class A") and Class S. Class S shares are offered continuously at net asset value. Class A shares have their own sales charge and expense structure. Please refer to the Fund's Class A shares prospectus for more information on Class A shares. The financial highlights for Class A shares are presented in a separate semiannual report.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS:

     All income, expenses (other than Class A service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
     The per share data was calculated using the average shares outstanding during the period.

FEDERAL INCOME TAXES:

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     Net capital losses of $4,239,295, attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:

     Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates

MANAGEMENT FEE:

     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows:
Average Daily Net Assets                    Annual Fee Rate
-----------------------------------------------------------
   First $500 million                           0.75%
   Next $500 million                            0.70%
   Next $500 million                            0.65%
   Over $1.5 billion                            0.60%

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

     The Advisor also provides accounting and other services for a monthly fee as follows:
Average Daily Net Assets                    Annual Fee Rate
-----------------------------------------------------------
   First $500 million                          0.150%
   Next $500 million                           0.125%
   Next $500 million                           0.100%
   Over $1.5 billion                           0.075%

BOOKKEEPING FEE:

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.
     Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter.
     The Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the Plan is defined in the Class A prospectus.

OTHER:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.
     The Fund has an agreement with its custodian bank under which $318 of custody fees were reduced by balance credits for the six months ended March 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

INVESTMENT ACTIVITY:

     For the six months ended March 31, 2002, purchases and sales of investments, other than short-term obligations, were $12,051,455 and $15,812,274, respectively.
     Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for both financial statement and federal income tax purposes was:


Gross unrealized appreciation    $ 4,156,991
Gross unrealized depreciation     (7,783,527)
                               -------------
Net unrealized depreciation      $(3,626,536)
                               -------------

OTHER:

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

     The Trust and the SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     For the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $5,981.

FINANCIAL HIGHLIGHTS




Stein Roe Focus Fund
Selected data for a share outstanding throughout each period is as follows:

                                                            (UNAUDITED)
                                                             SIX MONTHS                                              PERIOD
                                                                  ENDED          YEAR ENDED SEPTEMBER 30,             ENDED
                                                              MARCH 31,   ------------------------------------ SEPTEMBER 30,
CLASS S SHARES                                                     2002         2001         2000         1999         1998(a)
                                                             ----------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period......................     $   7.55    $   15.45     $  11.78     $   8.73    $   10.00
                                                             ----------   ----------   ----------   ----------   ----------
Income from Investment Operations:
Net investment loss (b)...................................        (0.30)       (0.07)       (0.08)       (0.05)          --(c)
Net realized and unrealized gain (loss) on investments....         0.88        (6.08)        4.39         3.10        (1.27)
                                                             ----------   ----------   ----------   ----------   ----------
   Total from Investment Operations.......................         0.58        (6.15)        4.31         3.05        (1.27)
                                                             ----------   ----------   ----------   ----------   ----------

Less Distributions Declared to Shareholders:
From net realized gain....................................           --        (1.54)       (0.64)          --           --
In excess of net realized gains...........................           --        (0.21)          --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
   Total Distributions Declared to Shareholders...........           --        (1.75)       (0.64)          --           --
                                                             ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period............................     $   8.13    $    7.55     $  15.45     $  11.78    $    8.73
                                                             ==========   ==========   ==========   ==========   ==========
Total return (d)..........................................        7.68%(e)  (43.64)%       37.67%       35.05%     (12.70)%(e)(f)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets:
Expenses (g)..............................................        1.48%(h)     1.48%        1.35%        1.49%        1.50%(h)
Net investment loss (g)...................................      (0.84)%(h)   (0.60)%      (0.60)%      (0.47)%      (0.12)%(h)
Waiver/reimbursement......................................          --%          --%          --%          --%        0.11%(h)
Portfolio turnover rate...................................          31%(e)       56%          77%          68%          21%(e)
Net assets, end of period (000's).........................     $ 39,631    $  39,940     $ 79,651     $ 59,647    $ 44,716

(a) The Fund commenced operations on June 26, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) Computed giving effect to the Advisor's expense limitation undertaking.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.


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TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Focus Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.


Semiannual Report:
Stein Roe Focus Fund

[LOGO: STEIN ROE MUTUAL FUNDS]


ONE FINANCIAL CENTER
BOSTON, MA 02111-2621
800-338-2550



                                                        S21-03/358J-0302 (05/02)
                                                                          02/754